Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

Supplement dated October 8, 2014
to Prospectuses dated May 1, 2014 for

VUL Protector® Variable Universal Life Contracts

Loans

Under the section “Loans,” the 12th paragraph is hereby deleted and replaced as follows:

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due on your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

VULPSUP103